EXHIBIT 10.12


                                  LICENSE AGREEMENT
                                  -----------------

         This Agreement is entered into as of this 28th day of May, 1996 by and between Pinnacle Brands, Inc., a Delaware corporation with offices at 924 Avenue J East, Grand Prairie, Texas 75050 ("Licensor"), and Donruss Trading Cards, Inc., a Delaware corporation with offices at 500 North Field Drive, Lake Forest, Illinois 60045 ("Licensee").

         WHEREAS Licensor and Licensee have entered into an Asset Purchase Agreement as of the date hereof, pursuant to which Licensor has acquired the assets of Licensee relating to the sports trading card business, including the trademark DONRUSS; and

         WHEREAS, Licensor is now the owner by assignment of the trademark DONRUSS, and United States Trademark Registration No. 1,526,835 and Canada Trademark Registration No. 422,023 (collectively, the "Mark"); and

         WHEREAS, as a condition of entering into the Asset Purchase Agreement, Licensor and Licensee agreed that Licensee may continue using the Mark in connection with its interactive card games business;

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and in the Asset Purchase Agreement, it is mutually agreed by and between the parties as follows:

         1.    Grant of License. Licensor hereby grants to Licensee, during the
               ----------------
     Term (as set forth below) and in accordance with the provisions of this Agreement, an exclusive, royalty-free license to use the Mark on and in connection with the advertising, promotion, sale and distribution of the following products:

            Interactive Card Games, namely, Red Zone and Top of the Order;

     (the "Products").

         2.    Ownership.
               ---------

         a. Licensee acknowledges Licensor's exclusive ownership of all right, title and interest in and to the Mark, and Licensee shall not, at any time, do or cause to



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     be done any act or thing contesting or in any way impairing or tending to impair Licensor's rights, title and interests. Except as provided herein, Licensee agrees not to adopt or use any word, designation or trademark that is confusingly similar to the Mark.

         b. Licensor expressly disclaims any warranty or representation to Licensee as to ownership of or rights in or to the Mark.

         3.    Quality Standards.
               -----------------

         a. Licensee shall produce, market, package, display, distribute and sell the Products bearing the Mark strictly in accordance with specifications and quality standards supplied or approved in writing from time to time by Licensor, which shall be no more stringent than the standards observed by Licensee prior to the date hereof. Licensor specifically acknowledges that the quality of the Interactive Card Games sold by Licensee since January 1, 1991 under the Mark meets such standards.

         b. Licensee shall comply with periodic and reasonable requests by Licensor for submission (free of charge to Licensor) of representative samples showing how Licensee is using the Mark on and in connection with the Products.

         c. The Products offered for sale and the form and manner of the use of the Mark on and in connection therewith shall conform in all respects to the samples previously provided to and approved by Licensor. Licensee shall not alter or modify the quality of the Products or the form or manner of the use of the Mark without Licensor's prior written consent.

         4.    Term.
               -----

         a. The Term of this Agreement shall be one year from the date hereof, provided, however, that Licensee shall have the right to renew this
             --------
     Agreement for an additional six month period if at the time of such renewal Licensee is not in breach of this Agreement.

         b. Upon expiration of the Term, Licensee and its agents, assignees and sublicensees shall permanently cease and desist from any and all use of the Mark and refrain from adopting or using any mark confusingly similar thereto.



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         5.    Right to Assign/Sublicense. Licensee shall have the right to
               --------------------------
     assign this Agreement or sublicense the rights granted under this Agreement, in whole or in part, without Licensor's prior consent. Licensee shall notify Licensor of the name and address of any such assignee or sublicensee no later than the date on which such assignment or sublicense is made.

         6.    Notices. All notices, consents or other communications under this
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     Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or five (5) business days after being mailed in the United States by first-class postage prepaid mail, to the party's address set forth above (or to such other address(es) as a party may designate by notice to the other).

         7.    Governing Law, Jurisdiction. This Agreement will be interpreted
               ---------------------------
     under the relevant laws of the United States and the State of New York, without regard to the conflict of laws principles thereof. The courts of the State of New York and the United States district courts which sit in such state will have exclusive jurisdiction over any action interpreting this Agreement or in which it is alleged that a party hereto has breached any term of this Agreement.

         8.    Indemnity. Licensee hereby indemnifies and agrees to defend and
               ---------
     hold Licensor harmless, during the term of this Agreement and at any time thereafter, from any and all claims, causes of action, costs, expenses, fines, penalties, liabilities, damages, suits or judgments, including costs of investigation, court costs and reasonable attorney's fees (hereinafter collectively, "Claims"), arising directly or indirectly from, as a result of, or in connection with the manufacture, marketing or sale of Licensed Products by Licensee, and Licensor will have no obligation or liability in connection therewith or arising from such Claims. Licensee will, within 15 days of notice of any such action in which Licensor is named, notify Licensor in writing thereof.

         9.    No Waiver. The failure of a party to insist upon strict adherence
               ---------
     to any term of this Agreement on any occasion, and no custom or practice of the parties at variance with the terms hereof, shall constitute or be



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     construed as a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. All waivers must be in writing.

         10. No Agency. The relationship between Licensor and Licensee is that
             ---------
     of independent contractors. No partnership, agency, joint venture or employment is intended. Neither party will be considered as, or hold itself out to be, an agent of the other party, and neither party may act for or bind the other to any obligation.

          11.  Miscellaneous.
               -------------

         a. This Agreement shall be binding on the parties hereto, and their officers, employees, agents, sublicensees, assignees and successors.

         b. If any provision of this Agreement shall be construed or found to be invalid or unenforceable, such shall not affect the legality or validity of any of the other provisions hereof, and the illegal or invalid provision shall be deemed stricken, but all remaining provisions hereof shall continue in full force and binding effect, and if any provision is inapplicable to any circumstance, it will nevertheless remain applicable to all other circumstances.

         c. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and all prior agreements are hereby merged into this Agreement. This Agreement may not be amended or modified except in a writing signed by both parties.

         d. The captions used herein are for convenience only and shall not in any way affect the meaning or interpretation of this Agreement.

         e. Licensee acknowledges that any injury to Licensor's goodwill or image, or any obstacle to Licensor's control over the nature and quality of the goods offered in connection with the Mark will cause Licensor immediate and irreparable harm, and Licensor will have no adequate remedy at law. Accordingly, Licensee hereby consents to entry of a temporary restraining order and preliminary injunction,



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     or other equitable relief, to enjoin and restrain Licensee, pending resolution of any dispute, from taking or continuing any action which injures the reputation, goodwill or commercial image of Licensor or the Mark.




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         IN  WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                              LICENSOR
                              PINNACLE BRANDS, INC.


                              By: /s/ John S. Worth
                                 ----------------------------
                              Name John S. Worth
                                  ---------------------------
                              Title: Senior Vice President and
                                      Chief Financial Officer
                                    -------------------------

                              LICENSEE
                              DONRUSS TRADING CARDS, INC.

                              By: /s/ Juha Salonen
                                 ----------------------------
                              Name: Juha Salonen
                                   --------------------------
                              Title: Vice President
                                    -------------------------